Exhibit 10.46.1

AMENDMENT NO. 1

TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of September 4, 2015 (this “Amendment”), between UBS Bank USA (the “Buyer”) and loanDepot.com, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to that certain (a) Master Repurchase Agreement, dated as of June 1, 2015 (the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of June 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 deleting the definition of “Maximum Available Purchase Price” and all references to “Maximum Available Purchase Price” shall be deemed references to “Maximum Aggregate Purchase Price”;

1.2 adding the definition of “Maximum Committed Purchase Price” in its proper alphabetical order:

“Maximum Committed Purchase Price” shall have the meaning set forth in the Pricing Letter.

1.3 deleting the definition of “Maximum Available Committed Purchase Price” and all references thereto shall be deemed references to “Maximum Committed Purchase Price”;

1.4 deleting the definitions of “Resi Facility” and “Resi Operating Account” in their entirety and all references thereto.

SECTION 2. Operating Account. Section 9(d) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(d) Operating Account. From time to time, Seller may provide funds to Buyer for deposit to an interest bearing account (the “Operating Account”) in accordance with this

Section 9. The Operating Account shall be a subaccount of an interest-bearing savings account (the “Omnibus Account”) maintained by Buyer as agent for the benefit of Seller and other sellers of mortgage related assets with a bank determined by Buyer its sole discretion (the “Depository”). The Buyer shall have non-exclusive withdrawal rights from the Operating Account. Seller acknowledges that Buyer acts as Seller’s agent for the limited purpose of placing funds with the Depository, and that funds held by Buyer as Seller’s agent are not a deposit account or other liability of Buyer. Buyer shall maintain records of Seller’s interest in the funds maintained in the Omnibus Account. Withdrawals may be paid by wire transfer or any other means chosen by Buyer from time to time in its sole discretion.

SECTION 3. Financial Reporting. Section 11(d) of the Existing Repurchase Agreement is here by amended by deleting it in its entirety and replacing it with the following:

(d) Financial Reporting. Seller Party shall maintain a system of accounting established and administered in accordance with GAAP consistently applied, and furnish to Buyer, with a certification by the president, chief financial officer or designee as approved by Buyer of the Financial Reporting Party (the following hereinafter referred to as the “Financial Statements”):

(i) Within ninety (90) days after the close of each fiscal year, audited consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings and of cash flows as at the end of such year for the Financial Reporting Party for the fiscal year, setting forth in each case in comparative form the figures for the previous year, with an unqualified opinion thereon of an Approved CPA;

(ii) Reserved;

(iii) Within thirty (30) days after the end of each month, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income, a calculation schedule of Financial Condition Covenants, and as may be reasonably requested by Buyer, the statement of retained earnings and the statement of cash flows for the Financial Reporting Party for such monthly period(s), of the Financial Reporting Party;

(iv) Simultaneously with the furnishing of each of the Financial Statements to be delivered pursuant to subsections (i) and (iii) above, submission of a certificate in the form of Exhibit A to the Pricing Letter and certified by the president, chief financial officer or designee as approved by Buyer of the Financial Reporting Party, which includes detailed reporting to the materials set forth therein including without limitation, any request for repurchase of or indemnification for a Mortgage Loan purchased by a third party investor, the valuation of the Seller’s Capitalized Mortgage Servicing Rights by any third-party evaluator and quarterly a legal and compliance questionnaire;

(v) If applicable and at the request of Buyer, and provided such documents are not available on the SEC’s EDGAR website, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by Seller Party within five (5) Business Days of their filing with the SEC; provided, that, Seller Party or any Affiliate will provide Buyer with a copy of the annual 10-K filed with the SEC by Seller Party or its Affiliates, no later than 90 days after the end of the year unless otherwise agreed to by Buyer in its sole discretion; and

(vi) Promptly, from time to time, such other information regarding the business affairs, operations and financial condition of Seller Party as Buyer may reasonably request or as set forth in the certificate delivered pursuant to Section 11(d)(iv) above.

SECTION 4. Conditions Precedent. Sections 1.1, 1.2, 1.3 and 1.4 of this Amendment shall become effective as of the date hereof and the remainder of this Amendment shall be effective as of June 1, 2015, subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller;

(b) Amendment No.3 to the Pricing Letter, executed and delivered by duly authorized officers of the Buyer and Seller; and

(c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS BANK USA, as Buyer

By:	/s/ Steve Stewart
Name:	Steve Stewart
Title:	Chief Credit Officer

By:	/s/ Matthew Child
Name:	Matthew Child
Title:	E.D.

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 1 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS BANK USA, as Buyer

By:
Name:
Title:

By:
Name:
Title:

LOANDEPOT.COM, LLC, as Seller

By:	/s/ JON C. FROJEN
Name:	JON C. FROJEN
Title:	CFO

Signature Page to Amendment No. I to Master Repurchase Agreement